UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 87846 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As of February 28, 2017, there were 10,695,711 shares of the issuer’s $0.001 par value common stock issued and outstanding.

Explanatory Note
On January 3, 2017, Apollo Endosurgery, Inc., formerly known as "Lpath, Inc." ("Lpath") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting, among other items, that on December 29, 2016, Lpath completed its merger with what was then known as Apollo Endosurgery, Inc. ("Private Apollo" and together with Lpath the "Company.") This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited financial statements of Private Apollo and (ii) the pro forma condensed combined financial information as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial statements of businesses acquired.
The audited financial statements of Private Apollo as of and for the years ended December 31, 2015 and 2014 are filed herewith as Exhibit 99.2 and are incorporated herein by reference. The unaudited financial statements of Private Apollo as of and for the nine months ended September 30, 2016 are filed herewith as Exhibit 99.3 and are incorporated herein by reference. The consent of KPMG LLP, Private Apollo’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.
(b)    Pro forma financial information.
The unaudited pro forma combined condensed financial information of the Company as of and for the year ended December 31, 2015 and for the nine months ended September 30, 2016 are filed herewith as Exhibit 99.4 and are incorporated herein by reference.
(d)    Exhibits
Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	March 10, 2017
		By:	/s/ Todd Newton
		Name:	Todd Newton
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
2.1 (1)	Agreement and Plan of Merger and Reorganization, dated as of September 8, 2016, by and among Apollo Endosurgery, Inc., Lpath, Inc. and Lpath Merger Sub Inc.

3.1 (2)	Amended and Restated Certificate of Incorporation.

3.2 (2)	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

23.1	Consent of KPMG LLP, Private Apollo's independent registered public accounting firm.

99.1 (2)	Press release titled "Apollo Endosurgery Completes Merger with Lpath; Initiates Trading on NASDAQ as "APEN"" issued by Apollo Endosurgery, Inc. on December 29, 2016.

99.2	Audited financial statements of Private Apollo as of and for the the years ended December 31, 2015 and 2014.

99.3	Unaudited financial statements of Private Apollo as of and for the nine months ended September 30, 2016.

99.4	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2015 and for the nine months ended September 30, 2016.
____________

* Previously filed.
(1) Incorporated by reference from the current report on form 8-K filed on September 7, 2016.
(2) Incorporated by reference from the current report on form 8-K filed with the SEC on January 3, 2017.